                                                                    Exhibit 99.8

1.   BASIC LEASE TERMS

     a.   DATE OF LEASE: 12/23/03

     b.   TENANT: Community I.Q., a Washington Corporation
          Trade Name: d.b.a. Vista.com
          Address (Leased Premises): 8440 154th Avenue NE, Redmond, Washington 98052
          Building/Unit: M/8440
          Address (For Notices): 8440 154th Avenue NE, Redmond, Washington 98052

     c.   LANDLORD: TIAA Realty, Inc., a Delaware corporation
          Address (For Notices): 8449 154th Avenue NE, Redmond, WA 98052 with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

     d. TENANT'S USE OF PREMISES: General office and administrative use related to providing eBusiness infrastructure to Web and wireless managements.

     e.   PREMISES AREA: An agreed 2,953 Rentable Square Feet

     f.   PROJECT AREA: An agreed 52,082 Rentable Square Feet

     g. LEASE TERM: This Lease shall commence on January 1, 2004 or such earlier or later date as is provided in Section 3 (the "Commencement Date"), and shall terminate on the last day of the twenty-fourth
          (24th) full calendar month after the Commencement Date (the "Expiration Date").

     h. BASE MONTHLY RENT (months refer to period through the applicable full calendar month):

          Commencement Date - Month 12   $2,953.00
          Month 13 - Month 24            $3,076.00

     i.   PREPAID RENT (for months in addition to first month's rent): $N/A

     j.   SECURITY DEPOSIT: $3,076.00 NON-REFUNDABLE CLEANING FEE: $308.00

     k. BROKER(S): Tenant's Broker Laura Ford; GVA Kidder Mathews; Landlord's Broker Matt McPherson; CB Richard Ellis

     l.   GUARANTOR(S): N/A

     m.   EXHIBITS:

               Exhibit A - The Premises
               Exhibit B - The Project
               Exhibit C - Premises Condition and Work Letter Agreement
                           [if applicable]
               Exhibit D - Rules and Regulations
               Exhibit E - Tenant Sign Criteria
               Exhibit F - Additional Utilities or Services [if applicable]

2.   PREMISES/COMMON AREAS/PROJECT.

     A. PREMISES. Landlord leases to Tenant the premises described in Section 1 and in Exhibit A (the "Premises"), located in the building described in Section 1 (the "Building") and in the project described on Exhibit B (the "Project"). By entry on the Premises, Tenant asknowleges that it has examined the Premises and accepts the Premises in their present condition, subject to any Landlord's Work required under this Lease. "Landlord's Works" shall consist of such work, if any, as is specifically identified as Landlord's responsibility under Exhibit C. Unless otherwise identified in written notice from Tenant to Landlord prior to the dates specified below, Landlord's Work shall be deemed approved by Tenant in all respects on the earlier of (a) the date Tenant commences construction or installation of any improvements, or
          (b) the date Tenant begins to move its personal property into the Premises. Tenant represents and warrants that it agrees with the square footage specified for the Premises and the Project in Section 1 and will not hereafter challenge such determination and agreement.

     B. COMMON AREAS. As used in this Lease, "Common Areas" shall mean all portions of the Project not leased or demised for lease to specific tenants. During the Lease Term, Tenant and its licensees, invitees, customers and employees shall have the non-exclusive right to use the public portions of the Common Areas, including all parking areas, landscaped areas, entrances, lobbies, elevators, stairs, corridors, and public restrooms in common with Landlord, other Project tenants and their respective licensees, invitees, customers and employees. Landlord shall at all times have exclusive control and management of the Common Areas and no diminution thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent. Landlord in its discretion may increase, decrease or change the number, locations and dimensions of any Common Areas and other improvements shown on Exhibit A which are not within the Premises.

     C. PROJECT. Landlord reserves the right in its sole discretion to modify or alter the configuration or number of buildings in the Project, provided only that upon such modification or alteration, the Project Area as set forth in Section 1(f) shall be adjusted to reflect such modification or alteration.

3. LEASE TERM. The Commencement Date listed in Section 1 of this Lease represents an estimate of the Commencement Date. This Lease shall commence on the estimated Commencement Date if there is no Landlord's Work required under this Lease. If Landlord's Work is required under this Lease, then this Lease shall commence on the estimated Commencement Date if Landlord's Work is substantially completed (as that term is used in the construction industry) by such date, but otherwise the Commencement Date shall be the first to occur of the following events (i) the date on which Landlord notifies Tenant that Landlord's Work is substantially complete, (ii) the date on which Tenant takes possession or commences beneficial occupancy of the Premises, or (iii) if substantial completion of Landlord's Work is delayed due to Tenant's failure to perform its obligations under this Lease, then the date determined by Landlord as the date upon which Landlord's Work would have been substantially completed, but for Tenant's failure to perform. If this Commencement Date is later than the Section 1 Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. Landlord shall confirm the Commencement Date by written notice to Tenant. This Lease shall be for a term ("Lease Term") beginning on the Commencement Date and ending on the Expiration Date, unless extended or sooner terminated in accordance with the terms of this Lease. All provisions of this Lease, other than those relating to payment of Base Monthly Rent and Tenant's Share of Expenses, shall become effective on the earlier of the Commencement Date or the date that Tenant or its officers, agents, employees or contractors is first present on the Premises for inspection, construction or move in purposes.

4.   RENT

A. BASE MONTHLY RENT. Tenant shall pay Landlord monthly base rent in the initial amount in Section 1 which shall be payable monthly in advance on the first day of each and every calendar month ("Base Monthly Rent") provided, however, the first month's Base Monthly Rent is due and payable upon execution of this Lease. If the term of this Lease contains any rental abatement period, Tenant hereby agrees that if Tenant breaches the Lease and fails to cure such breach within the applicable cure period, if any, and/or abandons the Premises before the end of the Lease term, or if Tenant's right to possession is terminated by Landlord because of Tenant's breach of the Lease, the rental abatement period shall be deemed extinguished, and there shall be immediately due from Tenant to Landlord, in addition to any damaged otherwise due Landlord under the terms and conditions of the Lease, Base Monthly Rent prorated for the entirety of the rental abatement period at the average Base Monthly Rent for the Lease, plus any and all other charges (such as Expenses) that were abated during such rental abatement period.

     For purposes in Section 467 of the Internal Revenue Code, the parties to this Lease hereby agree to allocate the state Rents, provided herein, to the periods which correspond to the actual Rent payments as provided under the terms and conditions of this agreement.

B. EXPENSES. The purpose of this Section 4(b) is to ensure that Tenant bears a share of all Expenses related to the use, maintenance, ownership, repair or replacement, and insurance of the Project. Accordingly, beginning on the date Tenant takes possession of the Premises, Tenant shall each month pay to Landlord one-twelfth (1/12) of Tenant's Share of Expenses related to the Project. As used in this Lease, "Tenant's Share" shall mean the Premises Area, as defined in
Section 1(e), divided by the Project Area, as defined in Section 1(f), and "Tenant's Share of Expenses" shall mean the total Expenses for the Project for the applicable calendar year multiplied by Tenant's Share. Landlord may specially allocate individual expenses where and in the manner necessary, in Landlord's discretion, to appropriately reflect the consumption of the expense or service. For example where some but not all premises in the Project have HVAC, Landlord may reallocate Project Expenses for HVAC to all premises utilizing HVAC to be apportioned on a per square foot basis, or could allocate to each premises utilizing HVAC the cost of maintaining that space's individual unit. In the event the average occupancy level of the Project for any year is less than one hundred percent (100%), the actual Expenses for such year shall be proportionately adjusted to reflect those costs which Landlord estimates would have been incurred, had the Project been one hundred percent (100%) occupied during such year. Tenant's Share of Expenses and all other amounts owed by Tenant to Landlord under this Lease may be referred to in this lease as "Additional Rent."

     1) EXPENSES DEFINED. The term "Expenses" shall mean all costs and expenses of the ownership, operation, maintenance, repair or replacement, and insurance of the Project, including without limitation the following costs:

          (a) All supplies, materials, labor, equipment, and utilities used in or related to the operation and maintenance of the Project.

          (b) All maintenance janitorial, legal, accounting, insurance service agreement and management (including on-site management office) costs related to the project;

          (c) All maintenance, replacement and repair costs relating to the areas within or around the Project, including, without limitation, air conditioning systems, sidewalks, landscaping, service areas, driveways, parking Areas (including resurfacing and restriping parking areas), walkways, building exteriors (including painting) signs and directories, repairing and replacing roofs, walls, etc. These costs may be included either based on actual expenditures or the use of an accounting reserve based on past cost experience for the Project.

          (d) Amortization (along with reasonable financing charges) of capital additions or improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project (provided, however, that the amount of such amortization for improvements not mandated by government authority shall not exceed in any year the amount of costs reasonably determined by Landlord in its sole discretion to have been saved by the expenditure either through the reduction or minimization of increases which would have otherwise occurred).

          (e) Real Property Taxes including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed upon all or any portion of or in relation to the Project or any portion thereof, any leasehold estate in the Premises or measured by Rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Project or any portion thereof. "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income, or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state federal or any improvement or other district, whether such tax is (1) determined by the value of the Project or the Rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Project or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Project, (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Project, (5) based on any parking spaces or parking facilities provided in the Project,
          (6) in consideration for services, such as police protection, fire protection, street sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants, or (7) otherwise based on the operation of the Project (such as transit, carpooling or environmental facilities.

          (f) Landlord agrees that Expenses as defined in Section 4(b) shall not include leasing commissions; payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Project; depreciation of the capital cost of capital additions for improvements except as provided at 4(b)(1)(d); Landlord's executive salaries, management fees in excess of market rates; costs resulting from defective design or construction of the Project; costs incurred in connection with entering into new leases; or costs of disputes under existing leases. In no event shall expenses include any charge for which Landlord received reimbursement from insurance of from another Tenant, nor shall any item of Expense be counted more than once, nor shall Landlord collect more than one hundred percent (100%) of Expenses.

     2) ANNUAL ESTIMATE OF EXPENSES. When Tenant takes possession of the premises, Landlord shall estimate Tenant's Share of Expenses for the remainder of the calendar year, and at the commencement of each calendar year thereafter, Landlord shall provide Tenant with an estimate of Tenant's Share of Expenses for the ensuing calendar year. The estimated Tenant's Share of Expenses for calendar year 2004 is One Thousand Eleven Dollars ($1,011) per month.

     3) MONTHLY PAYMENT OF EXPENSES. Tenant shall pay to Landlord, monthly in advance, as Additional Rent, one-twelfth (1/12) of the Annual Estimate of Tenant's Share of Expenses beginning on the date Tenant takes possession of the Premises. As soon as practical following each calendar year, Landlord shall prepare an accounting of actual Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's Share of Expenses. If the Expenses paid by Tenant under this Section 4(b)(3) during the preceding calendar year were less than the actual amount of Tenant's Share of Expenses, Landlord shall so notify Tenant and Tenant shall pay such amount to Landlord within thirty (30) days of receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease has expired or this Lease has been terminated prior to Tenant's receipt of this notice. Tenant shall have thirty (30) days from receipt of such notice to contest the amount due; failure to so notify Landlord shall represent final determination of Tenant's Share of Expenses. If Tenant's payments were greater than the actual amount, then such overpayment shall be credited by Landlord to Tenant's Share of Expenses due under this Section 4(b)(3).

     C. RENT WITHOUT OFFSET AND LATE CHARGE. As used herein, "Rent" shall mean all monetary sums due from Tenant to Landlord. All Base Monthly Rent shall be paid by Tenant to Landlord without prior notice or demand in advance on the first day of every calendar month, at the address shown in Section 1, or such other place as landlord may designate in writing from time to time. Whether or not so designated, all other sums due from Tenant under this Lease shall constitute Additional Rent, payable without prior notice or demand when specified in this Lease, but if not specified, then within ten
     (10) days of demand. All Rent shall be paid without any deduction or offset whatsoever. All Rent shall be paid in lawful currency of the United States of America. Proration of Rent due for any partial month shall be calculated by dividing the number of days in the month for which Rent is due by the actual number of days in that month and multiplying by the applicable monthly rate. Tenant acknowledges that late payment by Tenant to Landlord of any Rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such cost being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any Rent or other sum due from Tenant is not received when due, Tenant shall pay to Landlord an additional sum equal to ten percent (10%) of such overdue payment. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment and that the late charge is in addition to any and all remedies available to the Landlord and that the assessment and/or collection of the late charge shall not be deemed a waiver of any other default. Additionally, all such delinquent Rent or other sums, plus this late charge, shall bear interest at the rate of 18 percent per annum. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $40.00, and thereafter, Landlord may require Tenant to pay all future payments of Rent or other sums due by money order or cashier's check.

5. PREPAID RENT. Upon the execution of this Lease, Tenant shall, in addition to the payment of the first month's Rent as set forth in Section 4(a), pay to Landlord the prepaid Rent set forth in Section 1(i), and if Tenant is not in default of any provisions of this Lease, such prepaid Rent shall be applied toward Base Monthly Rent for the months set forth in Section 1(i). Landlord's obligations with respect to the prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the prepaid Rent with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said prepaid Rent.

6. DEPOSIT. Upon execution of this Lease, Tenant shall deposit a Security Deposit and a Non-Refundable Cleaning Fee as set forth in Section 1(j) with Landlord. If twice within any 12 month period, late charges are assessed against Tenant by Landlord, Landlord may, by written notice to Tenant, require Tenant to pay Landlord an amount equal to one payment of Base Monthly Rent as an increase in the Security Deposit, which additional amount shall be due within 5 days after Tenant's receipt of the notice. If Tenant is in default, Landlord can use the Security Deposit or any portion of it to cure the default or to compensate Landlord for any damages sustained by the Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to restore the Security Deposit to its full amount. In no event will Tenant have the right to apply any part of the Security Deposit to any Rent or other sums due under this Lease. If Landlord transfers its interest in the Premises, Landlord shall transfer the Security Deposit to its successor in interest, whereupon Landlord shall be automatically released from any liability for the return of the Security Deposit. If, at the end of the Lease Term, Tenant has fully complied with all obligations under this Lease, then the remaining Security Deposit shall be returned to Tenant after Landlord has verified that Tenant has fully vacated the Premises, removed all of its property and surrendered the Premises in the condition required under this Lease; provided that Landlord may hold back a portion of the Security Deposit until final determination of Tenant's Share of Expenses, whereupon a final adjustment shall be made and any remaining Security Deposit shall be returned to Tenant. The Non-Refundable Cleaning Fee shall be retained by Landlord. Landlord's obligations with respect to the Security Deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the deposit. Each time the Base Monthly Rent is increased, Tenant shall deposit additional funds with Landlord sum sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Monthly Rent as the initial Security Deposit bore to the initial Base Monthly Rent.

     7. USE OF PREMISES AND PROJECT FACILITIES. Tenant shall use the Premises solely for the purposes set forth in Section 1 and for no other purpose whatsoever without obtaining the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises or the Project for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises or the Project, except as provided in writing in this Lease. Tenant acknowledges that Landlord may from time to time, at its sole discretion, make such modifications, alterations, deletions or improvements to the Project as Landlord may deem necessary or desirable, without compensation or notice to Tenant. Tenant shall promptly comply with all laws, ordinances, orders and regulations affecting the Premises and the Project, including, without limitation, the rules and regulations attached hereto as Exhibit D and any reasonable modifications to these rules and regulations as Landlord may adopt from time to time. Tenant acknowledges that, except for Landlord's obligations pursuant to
     Section 13, Tenant is solely responsible for ensuring that the Premises comply with any and all governmental regulations applicable to Tenant's conduct of business on the Premises, and that Tenant is solely responsible for any alterations or improvements that may be required by such regulations, now existing or hereafter adopted. Tenant shall not do or permit anything to be done in or about the premises or bring or keep anything in the Premises that will in any way increase the premiums paid by Landlord on its insurance related to the Project or which will in any way increase the premiums for fire or casualty insurance carried by other tenants in the Project. Tenant will not perform any act or carry on any practices that may injure the Premises or the Project; that may be a nuisance or menace to other tenants in the Project; or that shall in any way interfere with the quiet enjoyment of such other tenants. Tenant shall not use the Premises for sleeping, washing clothes, cooking or the preparation, manufacture or mixing of anything that might emit any objectionable odor, noises, vibrations or lights onto such other tenants. If sound insulation is required to muffle noise produced by Tenant on the Premises, Tenant at its own cost shall provide all necessary insulation. Tenant shall not do anything on the premises which will overload any existing parking or service to the Premises. Pets and/or animals of any type shall not be kept on the Premises.

8. HAZARDOUS SUBSTANCES; DISRUPTIVE ACTIVITIES

     a. Hazardous Substances.

     (1) Presence and Use of Hazardous Substances. As used in this Lease, "Hazardous Substances" shall mean anything which may be harmful to persons or property, including, but not limited to, materials designated as a

          "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as now or hereafter amended, 42 USC 9601, et seq., or as a Hazardous Substance, Hazardous Household Substance, Moderate Risk Waste or Hazardous Waste under RCW 70.105.010, or which is regulated by any federal, state, or local law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment. Tenant shall not, without Landlord's prior written consent, keep on or around the premises, Common Areas or Building, for use, disposal, treatment, generation, storage or sale, any Hazardous Substances except such Hazardous Substances as are commonly used in general administrative office operation. With respect to any Hazardous Substances, Tenant shall:

          (i) Comply promptly, timely, and completely with all governmental requirements for reporting, keeping, and submitting manifests, and obtaining and keeping current identification numbers;

          (ii) Submit to Landlord true and correct copies of all reports, manifests, and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities;

          (iii) Within five (5) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal or sale of Hazardous Substances and provide evidence satisfactory to Landlord of Tenant's compliance with the applicable government regulations;

          (iv) Allow Landlord or Landlord's agent or representative to come on the premises at all times to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances;

          (v) Comply with minimum levels, standards or other performance standards or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the Premises, such levels or standard shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an addendum to this Lease); and

          (vi) Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment, and disposal of Hazardous Substances.

     (2) Any and all costs incurred by Landlord and associated with Landlord's monitoring of Tenant's compliance with this Section 8, including Landlord's attorneys' fees and costs, shall be Additional Rent and shall be due and payable to Landlord immediately upon demand by Landlord.

b.   Cleanup Costs, Default and Indemnification.

     (1) Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building.

     (2) Tenant shall indemnify, defend and save Landlord and Landlord's lender, if any, harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's and

          Landlord's lender's attorney's fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

     (3) Upon Tenant's default under this Section 8, in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

          (i)  At Landlord's option, to terminate this Lease immediately; and/or

          (ii) To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building, any and all damages and claims asserted by third parties and Landlord's attorney's fees and costs.

c.   Disposal of Waste

     (1) Refuse Disposal. Tenant shall not keep any trash, garbage, waste or other refuse on the Premises except in sanitary containers and shall regularly and frequently remove same from the Premises. Tenant shall keep all incinerators, containers or other equipment used for storage or disposal of such materials in a clean and sanitary condition.

     (2) Sewage Disposal. Tenant shall properly dispose of all sanitary sewage and shall not use the sewage disposal system (a) for the disposal of anything except sanitary sewage or (b) in excess of the lesser amount
          (i) reasonably contemplated by the users permitted under this Lease or
          (ii) permitted by any governmental entity. Tenant shall keep the sewage disposal system free of all obstructions and in good operating condition.

     (3) Disposal of Other Waste. Tenant shall properly dispose of all other waste or other matter delivered to, stored upon, located upon or within, used on, or removed from, the Premises in such a manner that it does not, and will not, adversely affect the (a) health or safety of persons, wherever located, whether on the Premises or elsewhere (b) condition, use or enjoyment of the Premises or any other real or personal property, wherever located, whether on the Premises or anywhere else, or (c) Premises or any of the improvements thereto or thereon including buildings, foundations, pipes, utility lines, landscaping or parking areas.

d.   Disruptive Activities. Tenant shall not:

     (1) Produce, or permit to be produced, any intense glare, light or heat except within an enclosed or screened area and then only in such manner that the glare, light or heat shall not, outside the Premises, be materially different that the light or heat from other sources outside the Premises;

     (2) Create, or permit to be created, any sound pressure level which will interfere with the quiet enjoyment of any real property outside the Premises, or which will create a nuisance or violate any governmental law, rule, regulation or requirement;

     (3) Create, or permit to be created, any ground vibration that is materially discernible outside the Premises;

     (4) Transmit, receive or permit to be transmitted or received, any electromagnetic, microwave or other radiation which is harmful or hazardous to any person or property in, or about the Project; or

     (5) Create, or permit to be created, any noxious odor that is disruptive to the business operations of any other tenant in the Project.

9. SIGNAGE. Tenant shall not place any signs or symbols in the windows or on the doors of the premises or upon any part of the Building without Landlord's prior written consent. Any such signs or symbols shall be in conformity with other signs on the Premises and Building, and all applicable laws, ordinances and regulations. Tenant shall maintain any such signs or symbols in good condition at its sole cost and expense. Tenant shall remove such signs and symbols as its sole cost and expense upon termination of the Lease Term, and shall repair all damage caused by such removal. If Tenant fails to remove any sign or symbol and/or repair any damange caused by its removal, Landlord may have the same removed and/or repaired at Tenant's expense. In addition to the foregoing requirements, all signing shall comply with all other rules and regulations adopted from time to time by Landlord, including without limitation the rules and regulations relating to signs as contained in Exhibit E. Tenant shall place no window covering (e.g., shades, blinds, curtains, drapes, screens, or tinting materials), stickers, signs, lettering, banners or advertising or display material on or near exterior windows or doors if such materials are visible from the exterior of the Premises, without Landlord's prior written consent. Similarly, Tenant may not install any alarm boxes, foil protection tape or other security equipment on the Premises without Landlord's prior written consent. Any material violating this provision may be destroyed by Landlord without compensation to Tenant.

10. PERSONAL PROPERTY TAXES. Tenant shall pay before delinqency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

11. PARKING. Landlord grants to Tenant and Tenant's customers, suppliers, employees and invitees, a non-exclusive license to use nine (9) unassigned parking spaces in the designated parking areas in the Project for the use of motor vehicles during the term of this Lease. Landlord reserves the right at any time to grant similar non-exclusive use to other tenants, to promulgate rules and regulations relating to the use of such parking areas, including reasonable restrictions on parking by tenants and employees, to designate specific spaces for the use of any tenant, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking. Overnight parking is prohibited and any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

12.  UTILITIES; SERVICES.

     Landlord shall furnish the Premises with electricity for office use, including lighting and low power usage for office machines and water for restroom facilities. From 7:00 a.m. to 6:00 p.m. on weekdays and 9:00 a.m. to 1:00 p.m. on Saturday, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish the Premises with heat and air conditioning services as required, in Landlord's judgment, for the comfortable use and occupancy of the Premises. Landlord shall provide further services (such as janitorial services and trash disposal) if Landlord and Tenant specifically agree to such additional services and identify such services with specificity on Exhibit F hereto. If requested by Tenant, Landlord shall furnish heat and air conditioning services at times other than Normal Business Hours, and supplements to Exhibit F special services, and Tenant shall pay for such additional services as Additional Rent at such rates as Landlord may establish from time to time. Unless Landlord elects otherwise, electricity and gas to the Premises shall be separately metered, and Tenant shall pay all costs of the same directly to the providing utility.

     The mechanical system is designed to accommodate heating loads generated by the types and quantities of lights and equipment commonly found in suburban office park general administrative offices. Before installing lights and equipment in the Premises which in the aggregate exceed such amount (e.g. devoting the Premises to high density computer work station operations) or require a voltage other than 120 volts single phase, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay Landlord's costs of installing any supplementary air conditioning or electrical systems required by such equipment or lights. In addition,

     Tenant shall pay Landlord in advance, as Additional Rent, on the first day of each month during the Term, the amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the amount estimated by Landlord as the cost of operating and maintaining supplementary air conditioning units necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate, at Tenant's cost, a monitoring/metering system in the Premises to measure the added demands on electricity and the HVAC systems resulting from such equipment and lights, and from Tenant's HVAC requirements during other than Normal Business Hours. Tenant shall comply with Landlord's instruction for the use of drapes, blinds and thermostats. Tenant acknowledges that Landlord shall have sole control over the determination of what utility providers serve the Project, and Landlord shall have no obligation to give access or easement rights or otherwise allow onto the Project any utility providers except those approved by Landlord in its discretion. If, for any reason, Landlord permits Tenant to purchase utility services from a provider other than Landlord's designated compan(ies), such provider shall be considered a contractor of Tenant and Tenant shall indemnify defend and hold Landlord harmless from such provider's acts and omissions while in, or in connection with their services to, the Building or Project in accordance with the terms and conditions of Article 15. In addition, Tenant shall allow Landlord to purchase such utility service from Tenant's provider at Tenant's rate or at such lower rate as can be negotiated by the aggregation of Landlord's tenants' requirements for such utility.

     The costs of above-building standard and/or after-hours services shall be paid directly by Tenant to Landlord or, if so set forth in this Section 12, to the utility provider. Except for the costs of utilities and services that Tenant pays directly to a utility provider pursuant to the terms of this Lease, the costs of all utilities and services provided pursuant to this Section 12 shall be Expenses allocated to Tenant as part of Tenant's Share of Expenses pursuant to Section 4(b) above. Tenant shall pay when due and directly to the service provider any telephone, gas, electric or other services metered, chargeable or provided to the Premises and not charged as part of Tenant's Share of Expenses.

     Landlord does not warrant that any utilities or services will be free from interruption including by reason of accident, repairs, alterations or improvements and including by reason of computer programming weaknesses known generally as the "Year 2000" problem. No utility interruption shall be deemed an eviction or disturbance of Tenant, or render Landlord liable to Tenant for damages, or relieve Tenant from the full and complete performance of all of Tenant's obligations under this Lease.

     Landlord shall provide such security for the Project as it deems appropriate. During other than Normal Business Hours, Landlord may restrict access to the Project in accordance with the Project's security system. Landlord shall not be liable to Tenant for injury to its agents, employees, customers or invitees, or for losses due to theft or burglary, or for damages done by unauthorized persons in the Project.

     Landlord shall provide two keys for the corridor door entering the Premises, and additional keys at a charge by Landlord on an order signed by Tenant. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's written permission, and Tenant shall not make, or permit to be made, any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises.

13. MAINTENANCE. Landlord shall maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (excluding glass), subflooring and roof (excluding skylights), the unexposed electrical, plumbing and sewerage systems, including those portions of the systems lying outside the Premises, gutters and downspouts on the Building and heating, ventilating and air conditioning system servicing the Premises; provided, however, the cost of all such maintenance shall be considered "Expenses" for purposes of Section 4(b). Except as provided above, Tenant shall maintain and repair the Premises in good condition, including without limitation, maintaining and repairing all walls, storefronts, floors, ceilings, interior and exterior doors, exterior and interior windows and fixtures and interior plumbing as well as damage caused by Tenant, its agents, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds. Furthermore, Tenant shall surrender the premises with all lighting and ballasts in a good working condition.

14. ALTERATIONS. Tenant shall not make any alterations to the Premises, or to the Project, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to alterations, Landlord may post notices in accordance with the laws of the state in which the premises are located. Any alterations made shall remain on and be surrendered with the Premises upon expiration or termination of this Lease, except that Landlord may elect to require Tenant to remove any alterations which Tenant may have made to the premises. If Landlord so elects, Tenant at its sole cost shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within thirty (30) days after notice of its election is given, whichever is later. All such restoration and repair work, including without limitation the patching and spackling walls, shall be performed by a contractor approved of in advance by Landlord.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alteration with due diligence in compliance with plans and specifications approved by Landlord. All such construction shall be performed in a manner which will not interfere with the quiet enjoyment of other tenants of the Project. Tenant shall pay all costs for such construction and shall keep the Premises and the Project free and clear of all mechanics' liens which may result from construction by Tenant. Tenant shall not use any portion of the common areas in connection with an alteration without the prior written consent of Landlord.

15.  RELEASE AND INDEMNITY.

     A. INDEMNITY. Tenant shall indemnify, defend (using legal counsel acceptable to Landlord) and save Landlord and its property manager harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Landlord's personnel and overhead costs and attorneys fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to, any property arising out of or in connection with (i) Tenant's occupation, use or improvement of the Premises, or that of its employees, agents or contractors, (ii) Tenant's breach of its obligations hereunder, or
          (iii) any act or omission of Tenant or any subtenant, licensee, assignee or concessionaire of Tenant, or of any officer, agent, employee, guest or invitee of Tenant, or of any such entity in or about the Premises. Tenant agrees that the foregoing indemnity specifically covers actions brought by its own employees. This indemnity with respect to acts or omissions during the term of this Lease shall survive termination or expiration of this Lease. The foregoing indemnity is specifically and expressly intended to, constitute a waiver of Tenant's immunity under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide Landlord with a full and complete indemnity from claims made be Tenant and its employees, to the extent provided herein. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Premises. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 8 AND THIS SECTION 15 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

     B. RELEASE. Tenant hereby fully and completely waives and releases all claims against Landlord for any losses or other damages sustained by Tenant or any person claming through Tenant resulting from any accident or occurrence in or upon the Premises, including but not limited to: any defect in or failure of Project equipment; any failure to make repairs; any defect, failure, surge in, or interruption of Project facilities or services; any defect in or failure of Common Areas; broken glass; water leakage; the collapse of any Building component; or any act, ommission or negligence of co-tenants, licensees or any other persons or occupants of the Building provided only that the release contained in this Section 15(b) shall not apply to claims for actual damage to persons or property (excluding consequential damages such as lost profits) resulting directly from Landlord's breach of its express obligations under this Lease which Landlord has not cured within a reasonable time after receipt of written notice of such breach from Tenant. Notwithstanding any other provision of this Lease, and to the fullest extent permitted by law, Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom, whether such injury or loss results from conditions arising upon the Premises or the Project, or from other sources or places including, without limitation, any interruption of services and utilities or any casualty, or from any cause whatsoever, including, Landlord's negligence, and regardless of whether the cause of such injury or loss or the means of repairing the same is inaccessible to Landlord or Tenant. Tenant may elect, as its sole cost and expense, to obtain business interruption insurance with respect to such potential injury or loss.

     C. LIMITATION ON INDEMNITY. In compliance with RCW 4.24.115 as in effect on the date of this Lease, all provisions of this Lease pursuant to which Landlord or Tenant (the "Indemnitor") agrees to indemnify the other (the "Indemnitee") against liability for damages arising out of bodily injury to persons or damage to property relative to the construction, alteration, repair, addition to, subtraction from, improvement to, or maintenance of, any building, road, or other structure, project, development, or improvement attached to real estate, including the Premises, (i) shall not apply to damages caused by or resulting from the sole negligence of the Indemnitee, its agents or employees, and (ii) to the extent caused by or resulting from the concurrent negligence of (a) the Indemnitee or the Indemnitee's agents or employees, and (b) the Indemnitor or the Indemnitor's agents or employees, shall apply only to the extent of the Indemnitor's negligence; PROVIDED, HOWEVER, the limitations on indemnity set forth in this Section shall automatically and without further act by either Landlord or Tenant be deemed amended so as to remove any of the restrictions contained in this Section no longer required by then applicable law.

     D. DEFINITIONS. As used in any Section establishing indemnity or release of Landlord, "Landlord" shall include Landlord, its partners, officers, agents, employees and contractors, and "Tenant" shall include Tenant and any person or entity claiming through Tenant.

16. INSURANCE, TENANT SHALL, throughout the term of this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability (occurrence form) insurance, including contractual liability (including Tenant's indemnification obligations under this Lease) insuring Tenant's activities upon, in or about the Premises or the Project, against claims of bodily injury or death or property damage or loss with a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence and an excess/umbrella liability insurance policy with minimum limits of not less than Two Million Dollars ($2,000,000), with such increases in limits as Landlord may from time to time require consistent with insurance requirements of institutional landlords in similar projects in the area. If Tenant manufactures on the Premises consumer goods using any materials supplied by Landlord (including but not limited to water supplied as part of utilities to the Premises), Tenant's insurance shall include projects liability insurance in the amounts specified for the commercial general liability insurance.

     Tenant shall further, throughout the term of this Lease and any renewal thereof, as its own expense, keep and maintain in full force and effect, what is commonly referred to as "Special Cause of Loss" or "Special" coverage insurance (excluding earthquake and flood) on Tenant's leasehold improvements in an amount equal to one hundred percent (100%) of the replacement value thereof with a coinsurance waiver. The proceeds from any such policy shall be used by Tenant for the restoration of Tenant's improvements or alterations. As used in this Lease, "tenant's leasehold improvements" shall mean any alterations, additions or improvements installed in or about the Premises by or with Landlord's permission or otherwise permitted by this Lease, whether or not the cost thereof was paid for by Tenant.

     All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the premises are located with a financial rating at least an A+X status as rated in the most recent edition of Best's Insurance Reports; (b) shall be issued as a primary and noncontributory policy; shall be on an occurrence basis; (c) name Landlord and Landlord's property manager as additional insured; and (d) shall contain an endorsement requiring at least thirty (30) days prior written notice of cancellation to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within thirty (30) days of execution of this Lease and at the time of all renewals thereof. If Tenant fails at any time to maintain the insurance required by this Lease, and fails to cure such default wihtin five (5) business days of written notice from Landlord then, in addition to all other remedies available under this Lease and applicable law, Landlord may purchase such insurance on Tenant's behalf and the cost of such insurance shall be Additional Rent due within ten (10) days of written invoice from Landlord to Tenant.

     Tenant hereby releases Landlord, and waives its waives entire right of recovery for loss or damage to property located within or constituting a part or all of the Building or the Project to the extent that the loss or damage is covered by (a) Tenant's insurance, or (b) the insurance Tenant is required to carry under this Article 16, whichever is greater. This waiver applies whether or not the loss is due to the negligent acts or omissions of Landlord or Tenant, or their respective officers, directors, employees, agents, contractors, or invitees. Tenant shall have its insurers endorse the applicable insurance policies to reflect the foregoing waiver of claims, provided however, that the endorsement shall not be required if the applicable policy of insurance permits the named insured to waive rights of subrogation on a blanket basis, in which case the blanket waiver shall be acceptable

17. DESTRUCTION. If during the term, the Premises, Building or Project are more than ten percent (10%) destroyed from any cause, or rendered inaccessible or unusable from any cause, Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within thirty (30) days of such event without compensation to Tenant. If in Landlord's estimation, the Premises cannot be restored within ninety (90) days following such destruction, the Landlord shall notify Tenant and Tenant may terminate this Lease by delivery of notice to Landlord within thirty (30) days of receipt of Landlord's notice. If neither Landlord nor Tenant terminates this Lease as provided above, then Landlord shall commence to restore the Premises in compliance with then existing law and shall complete such restoration with due diligence. In such event, this Lease shall remain in full force and effect, but there shall be an abatement of Base Monthly Rent and Tenant's Share of Expenses between the date of destruction and the date of completion of restoration, based on the extent to which destruction interferes with Tenant's use of the Premises.

18.  CONDEMNATION.

     A. TAKING. If all of the Premises are taken by Eminent Domain, this Lease shall terminate as of the date Tenant is required to vacate the Premises and all Base and Additional Rent shall be paid to that date. The term "Eminent Domain" shall include the taking or damaging of property by, through or under any governmental or statutory authority, and any purchase or acquisition in lieu thereof, whether the damaging or taking is by government or any other person. If, in the reasonable judgment of Landlord, a taking of any part of the Premises by Eminent Domain renders the remainder thereof unusable for the business of Tenant (or the cost of restoration of the Premises is not commercially reasonable), the Lease may, at the option of the either party, be terminated by written notice given to the other party not more than thirty (30) days after Landlord gives Tenant written notice of the taking, and such termination shall be effective as of the date when Tenant is required to vacate the portion of the Premises so taken. If this Lease is so terminated, all Base Monthly Rent and Additional Rent shall be paid to the date of termination. Whenever any portion of the Premises is taken by Eminent Domain and this Lease is not terminated, Landlord shall at its expense proceed with all reasonable dispatch to restore, to the extent of available proceeds and to the extent it is reasonably prudent to do so, the remainder of the Premises to the condition they were in immediately prior to such taking, and Tenant shall at its expense proceed with all reasonable dispatch to restore its personal property and all improvements made by it to the Premises to the same condition they were in immediately prior to such taking. The Base Monthly Rent and Additional Rent payable hereunder shall be reduced from the date Tenant is required to partially vacate the Premises in the same proportion that the rentable area taken bears to the total rentable area of the Premises prior to taking.

     B. AWARD. Landlord reserves all right to the entire damage award or payment for any taking by Eminent Domain, and Tenant waives all claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to such damages and agrees to execute and deliver such further instruments of assignments as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in moving Tenant's merchandise, furniture, trade fixtures and equipment, provided, however, that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not out of or as part of Landlord's damages.

19.  ASSIGNMENT OR SUBLEASE

     19.1 Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord shall not unreasonably withhold, condition or delay for transferees meeting Landlord's then existing criteria for creditworthiness and use. No assignment or sublease shall release Tenant from the obligation to perform all obligations under this Lease. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default.

     19.2 As a condition for granting its consent to any assignment, encumbrance or sublease, Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all moneys due to Tenant by said assignee or sublessee. As a condition for granting its consent to any sublease, if the Building is greater than ten percent (10%) vacant at the time of Tenant's request, Landlord may require that the rent payable by such sublessee is at Landlord's then current rental rate for the Premises or comparable premises in the Building, but not less than the then current

          Rent under this Lease. Also as a condition to Landlord's consent to any sublease, such sublease shall provide that it is subject and subordinate to this Lease and to all mortgages; that Landlord may enforce the provisions of the sublease, including collection of rent; that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (1) terminate the sublease or (2) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee shall attorn to Landlord, but that nevertheless Landlord shall not (1) be liable for any previous act or omission of Tenant under such sublease,
          (2) be subject to any defense or offset previously accrued in favor of the sublease against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's payment of Base Monthly Rent. No consent to an assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this Article 19.

     19.3 The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) agreement that modifies any of the rights or obligations of the parties under this Lease, (b) stipulation that extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligations required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease.

     19.4 If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant consist of more than one person, a purported assignment, voluntary or involuntary or by operation of law from one person to the other shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 25% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 25% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for election of directors. The requirements of this Section 19.4 shall not apply to corporations the stock of which is traded through an exchange or over the counter.

     19.5 All rent or other consideration received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. In lieu of granting consent to any proposed assignment, subletting or other transfer for which Tenant is required to obtain Landlord's consent, Landlord reserves the right to terminate this Lease or, in the case of subletting of less than all the Premises, to terminate this Lease with respect to such portion of the Premises, as of the proposed effective date of such assignment, subletting or other transfer, in which event Landlord may enter into the relationship of landlord and tenant with such proposed transferee. Notwithstanding the foregoing, Landlord's recapture right pursuant to the foregoing sentence shall not apply to a sublease if (a) the term of the sublease ends at least 1 year prior to the end of the term of the Lease and contains no extension rights, and (b) the total rentable area subleased, including the sublease at issue, will be less than 80% of the Premises. If Tenant request Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord, whether or not consent is ultimately given, One Hundred Dollars ($100) or Landlord's reasonable attorney's fees incurred in connection with such request, whichever is greater.

     19.6 No interest of Tenant in this Lease shall be assignable by involuntary assignment through operation of law (including without limitation the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment: (a) if Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes proceedings under the Bankruptcy Act in which Tenant is the bankrupt; or if Tenant is partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors; or (b) if a writ of attachment or execution is levied on this Lease; or (c) if in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises. An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated assignment an asset of Tenant.

20. DEFAULT. The occurrence of any of the following shall constitute a default by Tenant: (a) a failure to pay Rent, Additional Rent or other charge when due; (b) abandonment or vacation of the Premises (failure to occupy and operate the Premises for ten (10) consecutive days shall be conclusively deemed an abandonment and vacation); or (c) failure to perform any other provision of this Lease.

21. LANDLORD'S REMEDIES IN CASE OF EVENT OF DEFAULT. Landlord may exercise some or all of the following remedies if Tenant is in default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

     a. In the event of a default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease the Landlord may recover from Tenant:

          (i) The worth at the time of award of any unpaid Rent which had been earned at the time of such terminations; plus

          (ii) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          (iii) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     As used in Subsections 21(a)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the prime rate established from time to time by Bank of America, Main Office, Seattle, Washington, plus two percent (2%). Assignment used in Subsection 21(A)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     b. In the event of any default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of, for the account of and at the risk of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this

          Section 21(b) shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Landlord shall have no liability to Tenant for, and Tenant hereby releases Landlord from, any direct, indirect or consequential damages that Tenant may suffer as a result of Landlord exercising its rights hereunder to re-enter the Premises, remove all persons and property from the Premises and store such property.

     c. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease provided above, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for the Lease Term on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

          In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises, fourth, to the payment of Rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied to payment of future Rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of Rent hereunder, be less than the Rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred, including but not limited to brokers' commissions, by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     d. In the event of a default by Tenant, without any limitation, Landlord may also (i) bring suit against Tenant for specific performance to require Tenant to remain in the Premises and perform its Lease obligations, and/or (ii) perform, on behalf of Tenant, any obligation of Tenant under this Lease that Tenant has failed to perform and of which Landlord has given Tenant notice as set forth above, the cost of which performance shall be immediately paid by Tenant to Landlord as Additional Rent hereunder. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

22. ENTRY ON PREMISES. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (a) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (b) to do any necessary maintenance and to make any restoration to the Premises or the Project that Landlord has the right or obligation to perform; (c) to post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last ninety (90) days of the term, or during any period while Tenant is in default; (d) to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in leasing or purchasing the Premises, at any time during the term; or (e) to repair, maintain or improve the Project and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises or the Project. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry onto the Premises as provided in this Section 22. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any reserved in this Section 22. Landlord shall conduct his activities on the Premises as provided herein in a commercially reasonable manner so as to limit inconvenience, annoyance or disturbance to Tenant to the maximum extent practicable. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

23.  SUBORDINATION; ESTOPPEL CERTIFICATE.

     A. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or any beneficiary of a Deed of Trust with a lien on the Project or any ground lessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     B. ESTOPPEL CERTIFICATE. Tenant shall, within ten (10) days of demand, execute and deliver to Landlord a written statement certifying: (i) the commencement and the expiration date of the Term; (ii) the amount of Base Rent and the date to which it has been paid; (iii) that this Lease is in full force and effect and has not been assigned or amended in any way (or specifying the date and terms of each agreement so affecting this Lease) and that no part of the Premises has been sublet (or to the extent such is not the case, a copy of any sublease); (iv) that Landlord is not in default under this Lease (or if such is not the case, the extent and nature of such default); (v) on the date of such certification, there are no existing defenses or claims which Tenant has against Landlord (or if such is not the case, the extent and nature of such defenses or claims); (vi) the amount of the Security Deposit held by Landlord; and (vii) any other fact or representation that a mortgagee or purchaser may reasonably request. It is intended that any such statement shall be binding upon Tenant and may be relied upon by a prospective purchaser or mortgagee. If Tenant fails to respond within ten (10) days of receipt of a written request by Landlord therefor, (a) Tenant shall be deemed to have given a certificate as above provided, without modification, and shall be conclusively deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee, and (b) Landlord may impose a fee of One Hundred Dollars ($100) per day for each day of delay in providing the statement by Tenant after the ten
          (10) day period.

24. NOTICE. Any notice, demand or request required hereunder shall be given in writing to the party's facsimile number or address set forth in Section 1 hereof by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or facsimile with electronic confirmation; (c) overnight courier; or (d) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as above provided. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof shall be deemed received upon such personal service or upon dispatch by electronic means with electronic confirmation of receipt. Any notice, demand or request sent pursuant to subsection (c) hereof shall be deemed received on the business day immediately following deposit with the overnight courier and, if sent pursuant to subsection (d), shall be deemed received forty-eight (48) hours following deposit in the U.S. mail. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

25. WAIVER. No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including without limitation, acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease. TENANT SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, WHERE TENANT HAS RECEIVED A NOTICE TO CURE DEFAULT (WHETHER RENT OR NON-RENT), NO ACCEPTANCE BY LANDLORD OR RENT SHALL BE DEEMED A WAIVER OF SUCH NOTICE, AND, INCLUDING BUT WITHOUT LIMITATION, NO ACCEPTANCE BY LANDLORD OF PARTIAL RENT SHALL BE DEEMED TO WAIVE OR CURE ANY RENT DEFAULT. LANDLORD MAY, IN ITS DISCRETION, AFTER RECEIPT OF PARTIAL PAYMENT OF RENT, REFUND SAME AND CONTINUE ANY PENDING ACTION TO COLLECT THE FULL AMOUNT DUE, OR MAY MODIFY ITS DEMAND TO THE UNPAID PORTION. IN EITHER EVENT THE DEFAULT SHALL BE DEEMED UNCURED UNTIL THE FULL AMOUNT IS PAID IN GOOD FUNDS.

26. SURRENDER OF PREMISES; HOLDING OVER. Upon expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Section 14 herein. Tenant shall remove all personal property including without limitation, all data and phone wires, wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the term, including for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord can elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's cost for storage, removal or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable as provided under Washington law, by either party. All provisions of this Lease, except those pertaining to term and Rent, shall apply to the month-to-month tenancy. During any holdover term, Tenant shall pay Base Monthly Rent in an amount equal to one hundred fifty (150%) of Base Monthly Rent for the last full calendar month during the regular term plus one hundred percent (100%) of Tenant's share of Expenses pursuant to Section 4(b)(3). If Tenant fails to surrender possession of the Premises upon termination or expiration of this Lease and if Tenant does not obtain Landlord's written consent to Tenant's continued occupancy, then Tenant shall be deemed a trespasser and shall be liable to Landlord for all damages sustained by Landlord as a result thereof, together with Base Rate at a rate double the Latest Rate.

27. LIMITATION OF LANDLORD'S LIABILITY. In consideration of the benefits accruing hereunder, Tenant agrees that, in the event of any actual or alleged failure, breach or default of this Lease by Landlord, Landlord's liability under this Lease shall be limited to, and Tenant shall look only to Landlord interest in the Project and the rents and proceeds thereof.

28. BUILDING PLANNING. If Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Project that is substantially the same in size, configuration and Tenant improvements, such move (including out-of-pocket ancillary costs such as reprinting of stationary) to be at Landlord's sole cost and expense. Upon such move, the terms and conditions of the original Lease shall remain in full force and effect, save and excepting that a revised Exhibit "A" shall become part of this Lease and shall reflect the location of the new space and Section 1 of this Lease shall be amended to include and state all correct data as to the new space.

29.  MISCELLANEOUS PROVISIONS.

     A. TIME OF ESSENCE. Time is of the essence of each provision of this Lease.

     B. SUCCESSOR. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Section 19 herein.

     C. LANDLORD'S CONSENT. Any consent required by Landlord under this Lease must be granted in writing and may be withheld or conditioned by Landlord in its sole and absolute discretion.

     D. COMMISSIONS. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker(s) identified in Section 1, who shall be compensated by Landlord. Landlord and Tenant recognize that it is possible that they may hereafter make additional agreements regarding further extension or renewal of this Lease or a new lease or leases for all or one or more parts of the Premises or other space in the Project for a term or terms commencing after the Commencement Date of this Lease. Landlord and Tenant recognize that it is also possible that they may hereafter modify this Lease to add additional space or to substitute space as part of the Premises. If any such additional agreements, new leases or modifications to this Lease are made, Landlord shall not have any obligation to pay any compensation to any real estate broker or to any other third person engaged by Tenant to render services to Tenant in connection with negotiating such matters, regardless of whether under the circumstances such person is or is not regarded by the law as an agent of Landlord.

     E. OTHER CHARGES. If either party commences any litigation against the other party or files an appeal of a decision arising out of or in connection with the Lease, the prevailing party shall be entitled to recover from the other party reasonable attorney's fees and costs of suit. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency and attorney's fees charged to Landlord in addition to Rent, late charges, interest and other sums payable under this Lease. Tenant shall pay a charge of $75 to Landlord for preparation of a demand for delinquent Rent.

     F. FORCE MAJEURE. Landlord shall not be deemed in default hereof nor liable for damages arising from its failure to perform its duties or obligations hereunder if such is due to causes beyond its reasonable control, including, but not limited to, acts of God, acts of civil or military authorities, fires, floods, windstorms, earthquakes, strikes or labor disturbances, civil commotion, delays in transportation, governmental delays or war.

     G. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the building or Project of said tenant or occupant's lease or of any of said Rules and Regulations.

     H. LANDLORD'S SUCCESSORS. In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     I. INTERPRETATION. This Lease shall be construed and interpreted in accordance with the laws of the state in which the premises are located. This Lease constitutes the entire agreement between the parties with respect to the Premises and the Project, except for such guarantees or modifications as may be executed in writing by the parties from time to time. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant. If more than one person or entity constitutes Landlord or Tenant, the obligations imposed upon that party shall be joint and several. The enforceability, invalidity or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

     J. PRIOR UNDERSTANDINGS. Tenant acknowledges that neither Landlord nor anyone representing Landlord has made statements of any kind whatsoever on which Tenant has relied in entering into this Lease. Tenant further acknowledges that Tenant has relied solely on its independent investigation and its own business judgment in entering into this Lease. Landlord and Tenant agree that: this Lease supersedes all prior and contemporaneous understandings and agreement; the provisions of this Lease are intended by them as the final expression of their agreement; this Lease constitutes the complete and exclusive statement of its terms; and no extrinsic evidence whatsoever may be introduced in any judicial proceeding involving this Lease. No provision of this Lease may be amended except by an agreement in writing signed by the parties hereto or their respective successors in interest, whether or not such amendment in supported by new consideration.

     K. AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said corporation. Concurrently with the execution of this Lease, Tenant shall deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing the execution of this Lease. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership in accordance with its terms, and concurrently with execution of this Lease, Tenant shall deliver to Landlord such evidence of authorization as Landlord may require. If Tenant is a martial community, or a member of a martial community, both members of the marital community shall execute this Lease. Where Tenant is comprised of more than one person or entity, all covenants, agreements and obligations of Tenant hereunder shall be the joint and several covenants, agreement and obligations of each person or entity comprising Tenant.

     L. CLEAN AIR ACT. Tenant acknowledges that Landlord has not made any portion of the Premises or the Building accessible for smoking in compliance with WAC 296-62-12000. If Tenant wishes to make any portion of the Premises accessible for smoking, Tenant shall make all improvements necessary to comply with all applicable governmental rules and regulations. Tenant acknowledges that the indemnity contained in Section 15 of the Lease includes, but is not limited to claims based on the presence of tobacco smoke as a result of the activities of Tenant, its employees, agents, or guests.

     M. FINANCIAL STATEMENTS. At any time during the Term of this Lease, Tenant shall upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statement of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

30. OPTION TO RENEW. Tenant is granted the right to extend the term of this Lease beyond the Expiration Date of the initial Lease Term for one (1) successive period of twenty-four (24) months (the "Extended Term"), by providing Landlord with no later than nine (9) months and no earlier than twelve (12) months prior written notice. If Tenant has defaulted in its obligations under this Lease, and failed to cure such defaults within any applicable cure period, then Tenant's right to extend the Lease for the Extended Term shall automatically terminate. Tenant's right to extend the Lease for the Extended Term is personal to Tenant and may not be exercised by any subtenant or assignee of Tenant. Tenant's extension right shall apply to all of the Property under lease to Tenant at the time. During the Extended Term, all of the terms, covenants, and conditions of the Lease shall continue in full force and effect as written, except that Section 30 shall be deleted in its entirely and Base Monthly Rent for the Extended Term shall be at the rate for new leases for similarly improved and situated premises in the Project but not less than the last month of the current Lease Term.

31. EXPANSION. In the event that Tenant desires to lease additional space within the Project, Landlord agrees to notify Tenant of spaces within the Project that Landlord would be willing to lease to Tenant, and use reasonable efforts to negotiate mutually acceptable terms and conditions (in both parties' sole discretion) to move the Premises to a larger location, if available.

Landlord: TIAA Realty, Inc., a Delaware corporation
          By: Teachers Insurance & Annuity Association
              of America, a New York corporation, its
              authorized representative.


          By: /s/ James Garofalo
              -----------------------------------------
              James Garofalo
          Its: Assistant Secretary

Tenant:   Community I.O., a Washington corporation


          By: /s/ Illegible
              -----------------------------------------
          Its: CEO

                                    EXHIBIT A
                                (The "Premises")

                                  (FLOOR PLAN)

                                                                      BUILDING M
                                                                      SUITE 8440

                                    EXHIBIT B
                                  (The Project)

Cross hatched area denotes Project.

                                 (LOCATION MAP)

LEGAL DESCRIPTION: (Building M)

Lot 4 of City of Redmond short plat No. SS-85-11R, recorded under Recording No. 8912190943, said short plat being a revision of short plat recorded under Recording No. 8512260700, said short plat being a subdivision of the east half of the southwest quarter of Section 2, township 25 north, range 5 east, W.M., in the King County, Washington.

Except those portions of said lots conveyed to the City of Redmond by deed recorded under Recording No. 8810070396 and 8907120649.

                                    EXHIBIT C
                              (Premises Condition)

BLDG/UNIT: M/8440

                              QUANTITY AND/OR SIZE
                              HEIGHT, LENGTH, ETC.

ITEM:

[ ] STANDARD IMPROVEMENTS ONLY
[ ] STANDARD IMPROVEMENTS PLUS THOSE SHOWN BELOW
[X] SPACE TAKEN "AS-IS"
PARTITIONS:                     NA
CEILINGS:                       NA
DOORS:                          NA
FLOOR COVERING:                 NA
PLUMBING:                       NA
LIGHTS:                         NA
SWITCHES:                       NA
WALL ELECTRICAL OUTLETS:        NA
TELEPHONE OUTLETS:              NA
AIR CONDITIONING OR VENT FAN:   NA
AIR CONDITIONING HOOK UP:       NA
WATER HEATER:                   NA
PAINTING:                       NA
OTHER:                          NA

                                    EXHIBIT D
                             (Rules and Regulations)

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the building or Project without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtain, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Project. The halls, passages, exits entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

4. The directory of the building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. Landlord will furnish Tenant, free of charge, with five keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

6. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

7. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in to building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to her building by maintaining or moving such equipment or other property shall be repaired at the expenses of Tenant.

8. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

9. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

10. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust control. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

11. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the building.

12. Landlord reserves the right to exclude from the building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the building of any person. Landlord reserves the right to prevent access to the building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

13. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas and air outlets before tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the building or by Landlord for noncompliance with this rule.

14. Overnight parking is prohibited and any vehicle violating this or any other vehicle regulation adopted by Landlord is subject to removal at the owner's expense.

15. Tenant shall not obtain for use on the Premises ices, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

16. Tenant shall not perform or cause to be performed any car maintenance at the Project including but not limited to car washing, cleaning, oil changes, etc.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenants shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or in the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises or in the Project without landlord's consent, except the use by Tenant of Underwriter's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable, federal, state country and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Project any hard truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the building or Project.

27. Without the written consent of Landlord, Tenant shall not use the name of the building of Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

35. Smoking is not permitted within the building, the premises or within fifteen (15) feet of an entrance to a building.

                                    EXHIBIT E

                              TENANT SIGN CRITERIA

The following signage criteria have been established for the purpose of allowing sufficient business identification for businesses locating within WestPark, Pacific Business & Technical Center and Center Court. The criteria have also been established for the purpose of maintaining the overall appearance by providing maximum continuity with the environment and an architectural integration with the project. The signage guidelines are in accordance with the Redmond Community Development Code, Section 20c.20.230. No deviation from these criteria will be permitted without Landlord's and City of Redmond's prior written approval. Conformity will be strictly enforced. Any sign installed without approval of the Landlord will be brought into conformance at the expense of the Tenant.

                                  REQUIREMENTS

I.   EXTERIOR SIGNAGE, BUILDINGS 1-10, A-P, AND RCC NORTH & SOUTH

     1.   Landlord shall provide the following signage at no cost to Tenant:

          a) Tenant's name and suite number on all exterior project directories and one (1) mailbox.

          b)   Tenant's suite number on front entry transom glass.

          c) Tenant's name and suite number on rear transom glass were applicable.

     2. Method of attachment, location, color and size shall be in standard conformance as determined by Landlord and shall be approved by Landlord and City of Redmond prior to installation.

     3. Tenant shall have one (1) exterior sign per leased premises. No additional exterior signage shall be allowed on the face of the structure.

     4. Tenant shall be responsible for coordinating the construction, installation, and payment of building-mounted company signs through Landlord's approved vendor.

     5. With the submittal of each set of construction drawings for tenant improvements, a request for approval to add the tenant's name to the building shall be made.

     6. If no tenant improvements are required, tenant shall submit copy of exterior signage layout to Landlord for final approval prior to submitting to City for permit process.

     7. No signage is allowed except for Tenant's company name who Leases Premises.

     A.   PACIFIC BUSINESS & TECHNICAL CENTER, BUILDING 1-2

          1. The signage shall be located on the facade as designated by the Landlord. The designated facade will encompass the Tenant's space per attached approved drawings.

          2. The letters for each tenant shall be 12" maximum, dimensional foam letters. All signs shall be painted a uniform color, either black or a color to match the building trim color. The letters will be mounted with adhesive directly to the building surface. Maximum sign coverage will not exceed 25 square feet. Maximum overall length not to exceed 12.5 feet. Maximum overall height not to exceed 24 inches. Tenant signage may contain no more than two rows of information provided that the total sign area of 25 square feet is not exceeded and the number of rows of information presents a professional appearance. All signage must be submitted to Landlord for Landlord's approval.

          3. Logos separate from lettering may be allowed and if so allowed shall not exceed 24 inches by 24 inches, to be included within the 25 square feet allowed in item

               Two (2) of this Section. All logos must be submitted to Landlord for Landlord's approval.

          5. All wall signage to be installed between panel joints. All signs installed at first floor level shall be at same height. All signs installed at second floor level shall be at same height.

          6. Compliance with above criteria shall be effective immediately for all new Tenants. Current Tenants shall comply no later than September 30, 1994.

     B.   PACIFIC BUSINESS & TECHNICAL CENTER BUILDINGS 3 - 10

          1. Building-mounted company signage shall consist of individual 9th high dimensional styrofoam letters in a type style of Helvetica Medium upper and/or lower case, painted to match building trim as may be changed from time to time by Landlord. Maximum line length shall not exceed 10 feet. Maximum of two (2) lines or 20 square feet over tenant's entrance door.

     C.   WESTPARK, BUILDINGS A - P

          In accordance with the previously established and adopted sign program for WestPark, the following specifications outline more specifically the nature of the intended signage.

          1. Tenant's names will be limited to the upper facade of the individual tenant space. First-floor-only tenants may locate signage over main entry doors where possible and with Landlord's written approval. Tenants on the second floor and 2-story tenants shall locate signage on the panel designated by Landlord.

          2. The letters for each tenant shall be 12" maximum, dimensional foam letters painted of a color approved by the Landlord. The letters will be mounted with adhesive directly to the building surface. Maximum sign coverage will not exceed 25 square feet. Maximum overall length not to exceed 12.5 feet. Maximum overall height not to exceed 24 inches. Tenant signage may contain no more than two rows of information provided that the total sign area of 25 square feet is not exceeded and the number of rows of information presents a professional appearance. All signage must be submitted to Landlord for Landlord's approval.

          3. Separate logos may be allowed and shall not exceed 24 inches by 24 inches. Approved logos will be included within the 25 square feet allowed in item Two (2) of this Section. All logos must be submitted to Landlord for Landlord's approval.

     D.   REDMOND CENTER COURT, NORTH & SOUTH

          1. Tenant's names will be limited to upper facade of the individual tenant space. Tenants shall locate signage over main entry doors.

          2. The letters for tenant signs shall be twenty-inch (20") maximum in height, dimensional foam letters painted of a color approved by the Landlord. The letters will be mounted with adhesive directly to the building surface. Maximum sign coverage shall not exceed forty square feet. Tenant signage may contain logos and no more than two rows of information provided that the total sign area of forty square feet is not exceeded. Logos cannot exceed 24" X 24" in size.

          3. All signs must be approved in writing by Landlord, including both "inside" and "outside" signs.

II.  OTHER SPECIFICATIONS, BUILDINGS 1-10, A-P, AND RCC N&S

A.   DIRECTORY

     1. Each Tenant shall be allowed a space on the building directory sign, if applicable.

     2. Method of attachment, location, color and size shall be in standard conformance and shall be solely up to the Landlord's approval.

B.   MEZZANINE TENANTS

     1. Each mezzanine Tenant shall be allowed a space on the entry sign located at the building lobby, if applicable, and signage on their individual entrance door.

C.   WINDOWS GRAPHICS

     1. The Tenant sign order attached provides the window sign guidelines. The signs will be located on the window closest to the front door. The copy color shall be white. Logo style and color to be approved by Landlord and City of Redmond.

     2. The style, color and size of the individual company's name shall be standard and in conformance with the Landlord's approval. Landlord reserves the right to modify window signage design based on Tenant's corporate type style and/or format. (See attached sign order).

     3. No electrical or audible signs will be permitted except those which presently exist in project or which may be required by the Americans With Disabilities Act.

     4. Except as provided herein, no advertising placards, banners, pennants, names, insignia trademarks, "sandwich boards" or other descriptive material shall be affixed or maintained upon the glass, exterior walls, landscaped areas, street, or parking areas.

          The following is an example of a standard layout for window identification graphics for WestPark and Pacific Business & Technical Center and WestPark. NOTE: the example is a flush-left layout. Your layout may not be flush left depending on the position of your window.

 ________________________________________________________________
|  ____                          |                               |
| |    |                         |           36"                 |
| | CB |                         | |--------------------|        |
| |____|                         |    8"                         |
|                                | |-----|                       |
| CB RICHARD ELLIS               |  _ _ _                        |
| LEASING OFFICE                 | |     |                       |
|                                | |     |        8"             |   LOGO
|                                | |_ _ _|                       |
|                                |  _ _ _ _ _ _ _ _ _ _          |
|                                | |                   |         |
|                                | |                   |    11"  |   TENANT NAME
|                                | |                   |         |
|                                | |_ _ _ _ _ _ _ _ _ _|         |
|                                |  _ _ _ _ _ _ _ _ _ _          |
|    (ALL COPY IN WHITE)         | |                   |         |
|                                | |                   |     2"  |   SUB COMPANY
|                                | |_ _ _ _ _ _ _ _ _ _|         |
|                                |                               |
|                                |        (ALL COPY IN WHITE)    |
|________________________________|_______________________________|


          (LOGO SYMBOL IN COLOR, ALL OTHER COPY MUST BE IN WHITE:)
          (IF NO ARTWORK PROVIDED, HELVETICA MEDIUM TYPE WILL BE USED:) REGARDING THE 11" X 36" TENANT I.D. ZONE:

          IF THE TENANTS NAME OR LOGOTYPE WILL FIT ON:

               1    LINE, THEN MAXIMUM LETTER HEIGHT ALLOWED IS 8"

               2    LINES, THEN MAXIMUM LETTER HEIGHT ALLOWED IS 5"

               3    LINES, THEN MAXIMUM LETTER HEIGHT ALLOWED IS 3"

----------

STATE OF NEW YORK    )
                     )ss.
COUNTY OF NEW YORK   )

          I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Assistant Secretary of Teachers Insurance & Annuity Association to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

          Dated: 12.23.03


                                        /s/ Loretta M. Monahan
                                        ----------------------------------------
                                                       (Signature)

                                                   Loretta M. Monahan
                                                      (Print Name)
                                        Notary Public, in and for the State
                                        of NY, residing at BRONX
                                        My Commission Expires

                                                         LORETTA M. MONAHAN
                                                    Notary Public, State of N.Y.
                                                           No. 01M06001475
                                                    Commission Expires 1/12/2006

STATE OF WASHINGTON   )
                      )ss.
COUNTY OF KING        )

          I certify that I know or have satisfactory evidence that John Wall is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the and ___________ of Community I.O. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

          Dated: 11.26.03


(SEAL)                                  Kimberly A. Kern
                                        ----------------------------------------
                                                       (Signature)

                                        Kimberly A. Kern
                                        (Print Name)
                                        Notary Public, in and for the State
                                        of Washington, residing at Sammamish
                                        My Commission Expires 12.21.05

                            FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this "First Amendment") is made this 28 day of February, 2005, by and between TIAA REALTY, INC., a Delware corporation ("Landlord") and COMMUNITY I.Q., a Washington corporation d.b.a
VISTA.COM. ("Tenant").

                                    RECITALS

     A. Landlord is the landlord and Tenant is the tenant under that certain Lease dated December 23, 2003 (the "Initial Lease"), for certain office premises consisting of 2,953 rentable square feet and located at 8440 154th Avenue NE, Redmond, Washington 98052, Building M, Unit 8440 (the "Initial Premises"). From and after the First Amendment Effective Date, the term "Lease" shall mean the Initial Lease as amended by this First Amendment.

     B. The parties desire to amend the Initial Lease to replace the Initial Premises with certain premises consisting of an agreed 5,431 rentable square feet and located at 8644 154th Avenue NE, Redmond Washington 98052, Building P Unit 8644 (the "Replacement Premises"), all as more fully set forth below.

     C. Except as otherwise specifically defined herein all captialized terms shall have the meanings assigned in the Initial Lease.

                                   AGREEMENT

     Now, therefore, for good and valuable consideration, the parties agree as follows:

     1. EXTENDED TERM OF THE LEASE. Section 1(g) of the Initial Lease hereby is amended to extend the Expiration Date of the Lease to the date that is the last day of the thirty-sixth (36th) full calender month after the First Amendment Effective Date (defined below).

     2. AS IS; LANDLORD'S WORK. Tenant leases the Replacement Premises in its as-is, where-is condition and acknowledges that Landlord has not agreed to and shall not be required to make any improvements or alterations to the same: provided only that Landlord shall perform the improvements ("Landlord's Work") to the Replacement Premises as listed on the attached Exhibit C, which is incorporated herein by reference.

     3. FIRST AMENDMENT EFFECTIVE DATE. THE "First Amendment Effective Date" shall be March 1, 2005 if Landlord's Work in the Replacement Premises (as described in Exhibit C) is substantially completed (as that term is used in the construction industry) by such date, but otherwise the First Amendment Effective Date shall be the date on which Landlord notifies Tenant that Landlord's Work is substantially complete. If the First Amendment Effective Date is later than March 1, 2005, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom. Landlord shall confirm the First Amendment Effective Date by written notice to Tenant. If Tenant or its agents, employees or contractors enter onto the Replacment Premises prior to the First Amendment Effective Date, all provisions of the Lease except for Sections 4, 5, 6 and 7 of this First Amendment and except for other provisions of the Lease relating to payment of Base Monthly Rent and Tenant's Share of Operating Expenses with respect to the Replacement Premises shall be Premises shall be applicable to such entry.

     4. VACATION AND SURRENDER OF INITIAL PREMISES. On or before the First Amendment Effective Date, Tenant shall vacate the Initial Premises, leaving it in the condition required under the Initial Lease.

     5. SUBSTITUTION OF PREMISES. On the First Amendment Effective Date, the Replacment Premises shall be substituted for the Initial Premises, and from and after such date, the "Premises" under the Lease shall be deemed to refer to the Replacment Premises and the "Project" under the Lease shall be described in Exhibit B and shall consist of an agreed 62,538 rentable square feet. Landlord shall recalculate Tenant's Share to reflect the same.

     6. BASE MONTHLY RENT. From and after the First Amendment Effective Date, the Base Monthly Rent for the Premises shall be as follows:

First Amendment Commencement

Date - Month 12       $5,648.00 per month

Month 13 - Month 24   $5,974.00 per month

Month 25 - Month 36   $6,246.00 per month

     7. SECURITY DEPOSIT.

          7.1 On the First Amendment Effective Date, Section 1(j) of the Initial Lease shall be deemed amended to provide as follows: "Security Deposit:
$8,038,00: NON-REFUNDABLE CLEANING FEE $300.00." Tenant shall pay these amounts to Landlord prior to the First Amendment Effective Date.

          7.2 Provided that the Initial Premises is returned to Landlord in a good and clean condition, and otherwise in the condition required by the Lease as if the same had expired by its terms with respect to the Initial Premises. Landlord shall refund all or the applicable portion of the $3,076.00 security deposit paid by Tenant under the Initial Lease within sixty (60) days following the First Amendment Effective Date.

     8. FULL FORCE AND EFFECT. Except as specifically set forth herein, the Lease is and remains in full force and effect and binding on the parties. Tenant confirms that Landlord is not now and has not in the past been in default under the Lease, and Tenant has no claims against Landlord for damages or offset of any type.

     9. ENTIRE AGREEMENT. This First Amendment and the Initial Lease constitute the entire agreement between Landlord and Tenant with respect to the subject matter of this First Amendment.

Landlord: TIAA Realty, Inc., a Delaware corporation

          By: Teachers Insurance & Annuity Association of America
              New York corporation its authorized representatives.


          By /s/ James Garofalo
             ---------------------------
             James Garofalo
          Its Assistant Secretary


Tenant: Community I.Q., a Washington corporation d.b.a Vista.com


          By: /s/ John Wall
              --------------------------
              John Wall
          Its: CEO

                                    EXHIBIT A
                           (The Replacement Premises)

                                  (FLOOR PLAN)

SECOND FLOOR PLAN

                                                                    SUITE P/8644

AVAILABLE OFFICE:      5,431 rsf
AVAILABLE WAREHOUSE:       0 rsf
TOTAL:                 5,431 rsf

WESTPARK BUILDING P-SUITE 8644

8644 154th Avenue NE
Redmond, Washington 98052

                                  (FLOOR PLAN)

                                    EXHIBIT B
                                 (the "Project")

Cross hatched area denotes Project.

                                 (LOCATION MAP)

LEGAL DESCRIPTION: (Building P)

Lot 2 of City of Redmond short plat number SS-86-5, recorded under Recording No. 8811030191, said short plat being a subdivision of a portion of the South 320 feet to the North 1.006 feet of the Northeast quarter of the Southwest quarter of Section 2, Township 25 North, Range East. W.M, in King County, Washington, Together with an easement for ingress, egress and utilities 30 feet in width, being a southerly extension of the East 30 feet of said Premises, lying southerly of the South line of said Premises and northerly of the northerly margin of N.E. 85th Street.

                                    EXHIBIT C
                              (PREMISES CONDITION)

BLDG/UNIT: P/8644

                              QUANTITY AND OR SIZE
                              HEIGHT, LENGTH, ETC.

ITEM:

_______ STANDARD IMPROVEMENTS ONLY

_______ STANDARD IMPROVEMENTS PLUS THOSE SHOWN BELOW

XX SPACE TAKEN "AS-IS", With the improvements indicated below and as further shown in the diagram attached on Exhibit C-1

Using building standard material where applicable:

     -    Landlord shall remove one wall

     -    Remove and relocate cabinets

     -    Recarpet area affected by removal of wall and cabinets

     -    Infill one door

     -    Paint affected walls by infill of door

                                   EXHIBIT C-1

                         Diagram showing Landlord's Work

SECOND FLOOR PLAN                                                   SUITE P/8644

                                                     AVAILABLE OFFICE: 5,431 rsf
                                                      AVAILABLE WAREHOUSE: 0 rsf
                                                                TOTAL: 5,431 rsf

1.   Remove wall.

2.   Remove cabinets.

3.   Relocate cabinets.

4.   Re-carpet room.

5.   Infill door.

STATE OF NEW YORK  )
                   ) ss.
COUNTY OF NEW YORK )

     I certify that I know or have satisfactory evidence that James Garofalo is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Assistant Secretary of Teachers Insurance & Annuity Association of America, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


                                        Dated: 3-4-05


                                        /s/ LORETTA M. MONAHAN
     LORETTA M. MONAHAN                 ----------------------------------------
Notary Public, State of N.Y.            (Signature)
       No. 01M06001475
Commission Expires 1/12/2006
                                        LORETTA M. MONAHAN
                                        (Print Name)
                                        Notary Public in and for the State
                                        of NY, residing at Bronx
                                        My Commission Expires 1-12-2006

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

     I certify that I know or have satisfactory evidence that John Wall is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the CEO of Community IO dba Vista.com to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


                                        Dated: 2/14/2005


(NOTARY STAMP)                          /s/ Neoma L. Osburn
                                        ----------------------------------------
                                        (Signature)

                                        Neoma L. Osburn
                                        (Print Name)
                                        Notary Public, in and for the State of
                                        Arizona, residing at Scottsdale, AZ.
                                        My Commission Expires 9-14-2007.